UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2015

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 10, 2015, GWG Holdings, Inc. issued a press release reporting the financial results for its third fiscal quarter ended September 30, 2015.

Item 7.01     Regulation FD Disclosure.

As indicated above, on November 10, 2015, GWG Holdings, Inc. issued a press release. The information in this report -K is furnished to, but not filed with, the Securities and Exchange Commission solely under Items 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure.” A copy of the press release reporting the information included in Items 2.02 and 7.01 is furnished as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

99.1	GWG Holdings, Inc. Press Release dated August 11, 2015 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: November 10, 2015	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	GWG Holdings, Inc. Press Release dated November 10, 2015

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